Prospectus Supplement March 1, 2022

For the following funds with prospectuses dated January 1, 2022:

Capital Group Private Client Services FundsSM

Capital Group Core Municipal FundSM

Capital Group Short-Term Municipal FundSM

Capital Group California Core Municipal FundSM
Capital Group California Short-Term Municipal FundSM

Capital Group Core Bond FundSM

Capital Group U.S. Equity FundSM

The following is added to the “Investment objectives, strategies and risks” section of the prospectus:

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental-related events resulting from climate change or society’s response to environmental change, social conditions (e.g., labor relations, investment in human capital, accident prevention, changing customer behavior) or governance issues (e.g., board composition, significant breaches of international agreements, unsound business practices).

Keep this supplement with your prospectus.

Lit. No. MFGEBS-507-0322P CGD/AFD/10039-S88049

Emerging Markets Growth Fund, Inc.SM Prospectus Supplement March 1, 2022 (for prospectus dated September 1, 2021)

The following is added to the “Investment objective, strategies and risks” section of the prospectus:

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental-related events resulting from climate change or society’s response to environmental change, social conditions (e.g., labor relations, investment in human capital, accident prevention, changing customer behavior) or governance issues (e.g., board composition, significant breaches of international agreements, unsound business practices).

Keep this supplement with your prospectus.

Lit. No. MFGEBS-511-0322O CGD/10039-S88068